UNITED STATES SECURITES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549
                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

              Date of Report:  December 22, 1995



               ELECTRONIC SYSTEMS TECHNOLOGY, INC.
                   (A Washington Corporation)

                  Commission File no. 2-92949-S
           IRS Employer Identification no. 91-1238077

                       415 N. Quay St. #4
                      Kennewick  WA  99336
            (Address of principal executive offices)

    Registrant's telephone number, including area code:
                      (509) 735-9092

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ITEM 5.  OTHER EVENTS

On DECEMBER 22, 1995, the Company issued a letter to shareholders discussing third quarter fiscal year 1995 results, the release of new products, and other informational issues. This shareholder letter is incorporated by reference and is attached hereto as Exhibit 20.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

   Exhibit 20.2 - Letter to Shareholders published DECEMBER 22, 1995.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

T.L.KIRCHNER

By: T.L. Kirchner
President
Date: 3 January 1996